                                                                      EXHIBIT 99

                                 EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1   Articles of Incorporation of TCI Portfolios, Inc., dated June 3, 1987 filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration
Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January
16, 1996, and incorporated herein by reference).

EX-99.a2   Articles of Amendment of TCI Portfolios, Inc., dated July 22, 1988
(filed as Exhibit 1.2 to Post-Effective Amendment No. 17 to the Registration
Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January
16, 1996, and incorporated herein by reference).

EX-99.a3   Articles of Amendment of TCI Portfolios, Inc., dated August 10, 1993
(filed as Exhibit 1.3 to Post-Effective Amendment No. 17 to the Registration
Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January
16, 1996, and incorporated herein by reference).

EX-99.a4   Articles Supplementary of TCI Portfolios, Inc., dated November 30,
1992 (filed as Exhibit 1.4 to Post-Effective Amendment No. 18 to the
Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a5   Articles Supplementary of TCI Portfolios, Inc., dated April 24, 1995
(filed as Exhibit 1.5 to Post-Effective Amendment No. 18 to the Registration
Statement on Form N-1A of the Registrant, File No. 33-14567, filed on March 20,
1996, and incorporated herein by reference).

EX-99.a6   Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996
(filed as Exhibit 1.6 to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-1A of the Registrant, File No. 33-14567, filed on September
27, 1996, and incorporated herein by reference).

EX-99.a7   Articles of Amendment of TCI Portfolios, Inc., dated April 1, 1997
(filed as Exhibit 1.7 to Post-Effective Amendment No. 20 to the Registration
Statement on Form N-1A of the Registrant, File No. 33-14567, filed on April 28,
1997, and incorporated herein by reference).

EX-99.a8   Articles Supplementary of American Century Variable Portfolios, Inc.,
dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on April 28, 1997, and incorporated herein by reference).

EX-99.a9   Articles Supplementary of American Century Variable Portfolios, Inc.,
dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on April 27, 1998, and incorporated herein by reference).

EX-99.a10  Articles Supplementary of American Century Variable Portfolios, Inc.,
dated February 16, 1999 (filed as Exhibit a10 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on March 17, 1999, and incorporated herein by reference).

EX-99.a11  Articles Supplementary of American Century Variable Portfolios, Inc.,
dated October 12, 2000 (filed as Exhibit a11 to Post-Effective Amendment No. 29 to the Registration Statement on December 1, 2000, File No. 33-14567 and
incorporated herein by reference).

EX-99.a12  Articles Supplementary of American Century Variable Portfolios, Inc.,
dated May 21, 2001 (filed as Exhibit a12 to Post-Effective Amendment No. 31 to the Registration Statement of the Registrant filed on June 1, 2001, File No.
33-14567 and incorporated herein by reference).

EX-99.a13  Articles Supplementary of American Century Variable Portfolios, Inc.,
dated March 6, 2002 (filed as Exhibit a13 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on April 12, 2002, and incorporated herein by reference).

EX-99.a14  Articles Supplementary of American Century Variable Portfolios, Inc.,
dated December 17, 2002 (filed as Exhibit a14 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on January 27, 2003, and incorporated herein by reference).

EX-99.a15  Articles Supplementary of American Century Variable Portfolios, Inc.,
dated January 15, 2004 (filed as Exhibit a15 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on February 11, 2004, and incorporated herein by reference).

EX-99.a16  Articles Supplementary of American Century Variable Portfolios, Inc.,
dated February 24, 2004.

EX-99.b1   Amended and Restated By-Laws of TCI Portfolios, Inc., dated November
23, 1991 (filed as Exhibit b2 to Post-Effective Amendment No. 17 to the
Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.b2   Amendment to Amended and Restated By-Laws of American Century
Variable Portfolios, Inc., dated November 22, 1997 (filed as Exhibit b2 to
Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
the Registrant, File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.d1   Management Agreement between American Century Variable Portfolios,
Inc., and American Century Investment Management, Inc., dated November 16, 1998
(filed as Exhibit d to Post-Effective Amendment No. 24 to the Registration
Statement on Form N-1A of the Registrant, File No. 33-14567, filed on January
15, 1999, and incorporated herein by reference).

EX-99.d2   Addendum to the Management Agreement between American Century
Variable Portfolios, Inc., and American Century Investment Management, Inc.,
dated December 1, 2000 (filed as Exhibit d2 to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on April 12, 2001, and incorporated herein by reference).

EX-99.d3   Addendum to the Management Agreement between American Century
Variable Portfolios, Inc., and American Century Investment Management, Inc.,
dated June 18, 2001 (filed as Exhibit d3 to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on July 16, 2001, and incorporated herein by reference).

EX-99.d4   Addendum to the Management Agreement between American Century
Variable Portfolios, Inc., and American Century Investment Management, Inc.,
dated March 6, 2002 (filed as Exhibit d4 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on April 12, 2002, and incorporated herein by reference).

EX-99.d5   Addendum to the Management Agreement between American Century
Variable Portfolios, Inc., and American Century Investment Management, Inc.,
dated December 31, 2002 (filed as Exhibit d5 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of the Registrant, File No.33-14567,
filed on January 27, 2003, and incorporated herein by reference).

EX-99.d6   Amendment No. 1 to the Management Agreement between American Century
Variable Portfolios, Inc., and American Century Investment Management, Inc.,
dated August 1, 2003 (filed as Exhibit d6 to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567,
filed on February 11, 2004, and incorporated herein by reference).

EX-99.d7   Addendum to the Management Agreement between American Century
Variable Portfolios, Inc., and American Century Investment Management, Inc.,
dated April 5, 2004.

EX-99.e1   Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated September 3, 2002 (filed as Exhibit e1 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2   Amendment No. 1 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated December 31, 2002 (filed as Exhibit e2 to Post-Effective Amendment No. 4 to the Registration Statement on
Form N-1A of American Century Variable Portfolios II, Inc., File No. 333-46922,
filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3   Amendment No. 2 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated August 29, 2003 (filed as
Exhibit e3 to Post-Effective Amendment No. 17 to the Registration Statement on
Form N-1A of American Century Strategic Asset Allocations, Inc., File No.
33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.e4   Amendment No. 3 to the Amended and Restated Distribution Agreement
with American Century Investment Services, Inc., dated February 27, 2004 (filed as Exhibit e4 to Post-Effective Amendment No. 104 to the Registration Statement
on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213, filed on
February 26, 2004, and incorporated herein by reference)

EX-99.g1   Global Custody Agreement between The Chase Manhattan Bank and the
Twentieth Century and Benham Funds, dated August 9, 1996 (filed as Exhibit 8 to
Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, filed on February 7,
1997, and incorporated herein by reference).

EX-99.g2   Amendment to Global Custody Agreement between The Chase Manhattan
Bank and the Twentieth Century and Benham Funds, dated December 9, 2000, filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the Registration Statement of
American Century Variable Portfolios II, Inc., File No. 333-46922, filed on
January 9, 2001 and incorporated herein by reference).

EX-99.g3   Master Agreement by and between Twentieth Century Services, Inc., and
Commerce Bank, N.A, dated January 22, 1997 (filed as Exhibit 8e to
Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on February 28,
1997, and incorporated herein by reference).

EX-99.h1   Transfer Agency Agreement with between TCI Portfolios, Inc and
Twentieth Century Services, Inc., (formerly J. E. Stowers & Company), dated
October 15, 1987 (filed as Exhibit 9 to Post-Effective Amendment No. 19 to the
Registration Statement on Form N-1A of the Registrant, File No. 33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.h2   Credit Agreement with The Chase Manhattan Bank, as Administrative
Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 36 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734 filed on December 30, 2003, and incorporated herein by reference).

EX-99.h3   Customer Identification Program Reliance Agreement dated October 1,
2003 (filed as Exhibit h10 to Post-Effective Amendment No. 40 to the
Registration Statement on Form N-1A of American Century Municipal Trust, File
No. 2-91229, filed on September 30, 2003, and incorporated herein by reference).

EX-99.i    Opinion and Consent of Counsel.

EX-99.j1   Consent of Deloitte & Touche LLP.

EX-99.j2   Power of Attorney dated November 15, 2002 (filed as Exhibit j2 to
Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on December 17,
2002, and incorporated herein by reference).

EX-99.j3   Power of Attorney dated November 15, 2002 (filed as Exhibit j3 to
Post-Effective Amendment No. 103 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213 filed on December 1, 2003, and incorporated herein by reference).

EX-99.j4   Secretary's Certificate, dated November 25, 2002 (filed as Exhibit j3 to Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, filed on December 17,
2002, and incorporated herein by reference).

EX-99.m1   Class II Master Distribution Plan dated May 18, 2001 (filed as
Exhibit m1 to Post-Effective Amendment No. 32 to the Registration Statement of
the Registrant, File No. 33-14567, filed on July 16, 2001, and incorporated herein by reference).

EX-99.m2   Amendment No. 1 to Class II Master Distribution Plan dated December
31, 2002 (filed as Exhibit m2 to Post-Effective Amendment No. 4 to the
Registration Statement of American Century Variable Portfolios II, Inc., on
December 20, 2002, File No. 333-46922).

EX-99.m3   Amendment No. 2 to Class II Master Distribution Plan dated April 5,
2004.

EX-99.m4   Class IV Master Distribution Plan dated as of May 3, 2004.

EX-99.n    Amended and Restated Multiple Class Plan dated as of May 3, 2004.

EX-99.p   American Century Investments Code of Ethics.